Exhibit 10.1

AMENDMENT NO. 2 TO
SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT, dated as of August 1, 2014 (this “Amendment”), is entered into by and among RCS Capital Corporation, a Delaware corporation (the “Company”), RCAP Holdings, LLC, a Delaware limited liability company (“Parent”) and each investor identified on the signature pages hereto (collectively, and together with the Company and Parent, the “Parties”).

WHEREAS, on April 29, 2014, the Parties entered into a Securities Purchase Agreement (the “SPA”);

WHEREAS, on June 10, 2014, the Parties entered into Amendment No. 1 to the SPA;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to the following:

1.	Section 8.2(f) of the SPA is hereby amended and restated in its entirety as follows:

“(i) In the manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application (or applications) covering all of the Purchased Common Shares and shares of Common Stock issuable upon conversion of the Convertible Securities; (ii) take all steps necessary to cause such Purchased Common Shares and shares of Common Stock issuable upon conversion of the Convertible Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to each Investor evidence of such listing; and (iv) except as a result of events provided for in Section 8.1(c), during the Effectiveness Period, maintain the listing of such Purchased Common Shares and shares of Common Stock issuable upon conversion of the Convertible Securities on each such Trading Market or another Eligible Market.”

2.	Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the SPA, and except as amended hereby the SPA is confirmed in all respects and remains in full force and effect. The SPA and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior negotiations, representations or agreements relating thereto, whether written or oral. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the Parties.

3.	The Parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. This Amendment shall be governed by the laws of the State of New York, without regard to the choice of law principles thereof.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

RCS Capital Corporation

By: /s/ William M. Kahane
Name: William M. Kahane

Title: Chief Executive Officer

RCAP Holdings, LLC

By: /s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch

Title: Manager

[Signature Page to Amendment No. 2 to Securities Purchase Agreement]

LUXOR CAPITAL GROUP, LP

By /s/ Noris Nissim

Name: Noris Nissim
Title:   General Counsel

     Luxor Capital Group, LP
     Investment Manager

Luxor Capital Partners Offshore Master Fund, LP

By /s/ Noris Nissim

Name: Noris Nissim
Title:   General Counsel

     Luxor Capital Group, LP
     Investment Manager

Luxor Spectrum Offshore Master Fund, LP

By /s/ Noris Nissim

Name: Noris Nissim
Title:   General Counsel

     Luxor Capital Group, LP
     Investment Manager

Luxor Wavefront, LP

By /s/ Noris Nissim

Name: Noris Nissim
Title:   General Counsel

     Luxor Capital Group, LP
     Investment Manager

OC 19 Master Fund, L.P.-LCG

By /s/ Noris Nissim

Name: Noris Nissim
Title:   General Counsel

     Luxor Capital Group, LP
     Investment Manager

[Signature Page to Amendment No. 2 to Securities Purchase Agreement]